Exhibit 99.1

Breeze Holdings Acquisition Corp. Announces Nasdaq Panel Approval for Continued Listing to Complete Initial Business Combination by May 28, 2024

Irving, Texas, March 20, 2024 – Breeze Holdings Acquisition Corp. (Nasdaq: BREZ) (the “Company”), today announced that on March 15, 2024, the Company received a notification from Nasdaq indicating that the Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request for continued listing on the exchange. In accordance with the Panel’s determination, the Company must complete its initial business combination by May 28, 2024, and must demonstrate compliance with Nasdaq’s initial listing requirements under Nasdaq Listing Rule 5405. The Panel’s determination related to a previously disclosed notice the Company received from Nasdaq on November 27, 2023, relating to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement.

About TV Ammo, Inc.

TV Ammo is an advanced technology manufacturing and licensing company based in Garland, Texas, with a current emphasis on composite ammunition, lightweight machine guns and suppressors. Founded in 2012, TV Ammo has approximately 315 patents pending or issued surrounding its products, technology and manufacturing processes. TV Ammo is focused on revolutionizing the ammunition and weapons industry through the introduction of its composite-cased ammunition, innovative weapons systems and advanced manufacturing technology. TV Ammo products are manufactured in the U.S. in a state-of-the-art, 66,000-square-foot facility. TV Ammo’s proprietary composite cartridge is designed to provide significant logistical advantages over traditional brass-cased ammunition and give end users enhanced accuracy, repeatability, and reliability, all in a light-weight cartridge.

For more information, visit tvammo.com.

About Breeze Holdings Acquisition Corp.

Breeze Holdings is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combinations with one or more businesses or entities.

Additional Information and Where to Find It

This press release relates to a proposed business combination transaction involving Breeze Holdings and TV Ammo. In connection with the proposed transaction, True Velocity, Inc. (“True Velocity”) has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Breeze Holdings and that also constitutes a prospectus of True Velocity with respect to the shares of True Velocity common stock to be issued in the proposed transaction (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to Breeze Holdings’ and TV Ammo’s stockholders. True Velocity and/or Breeze Holdings may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BREEZE HOLDINGS AND TV AMMO AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRUE VELOCITY, BREEZE HOLDINGS, TV AMMO, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders of Breeze Holdings and TV Ammo may obtain free copies of the Registration Statement and Proxy Statement/Prospectus and other documents that are filed or will be filed with the SEC by True Velocity and/or Breeze Holdings through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by True Velocity and/or Breeze Holdings will be available free of charge at Breeze Holdings Acquisition Corp., 955 W. John Carpenter Fwy., Suite 100-929, Irving, TX 75039, attention: J. Douglas Ramsey.

Participants in the Solicitation

Breeze Holdings, TV Ammo and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Breeze Holdings and TV Ammo in respect of the proposed transaction. Information about Breeze Holdings’ directors and executive officers and their ownership of Breeze Holdings common stock is set forth in Breeze Holdings’ filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023 and amended on March 13, 2024 (the “Annual Report”). To the extent that holdings of Breeze Holdings’ securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the proposed transaction on the combined company’s business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the industries and markets in which TV Ammo competes, the success and customer acceptance of TV Ammo’s product and service offerings and other aspects of TV Ammo’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the combined company and the likelihood and ability of the parties to successfully consummate the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the combined company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond our control and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this press release, including but not limited to: (i) the ability of the parties to complete the proposed transaction within the time frame anticipated or at all, which may adversely impact the price of Breeze Holdings’ securities; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the proposed transaction may not be completed by Breeze Holdings’ business combination deadline; (iv) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive merger agreement by the stockholders of Breeze Holdings or TV Ammo, the satisfaction of the minimum cash amount following redemptions by the public stockholders of Breeze Holdings, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement; (vi) the effect of the announcement or pendency of the proposed transaction on TV Ammo’s business relationships, performance and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of TV Ammo and any potential difficulties in TV Ammo employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against TV Ammo or Breeze Holdings related to the definitive merger agreement or the proposed transaction or any product liability or regulatory lawsuits or proceedings relating to TV Ammo’s products or services; (ix) the ability to maintain the listing of Breeze Holdings’ (and after the closing of the proposed transaction, True Velocity’s) securities on the Nasdaq Capital Market; (x) potential volatility in the price of Breeze Holdings’ (and after the closing of the proposed transaction, True Velocity’s) securities due to a variety of factors, including changes in the competitive and highly regulated industries in which TV Ammo operates, variations in performance across competitors, changes in laws and regulations affecting TV Ammo’s business, and changes in the combined company’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which TV Ammo operates or the markets that TV Ammo targets; (xiii) the inability of TV Ammo and its current and future collaborators to successfully develop and commercialize TV Ammo’s products and services in the expected time frame or at all; (xiv) the risk that the combined company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the proposed transaction. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those described in Breeze Holdings’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by True Velocity and/or Breeze Holdings from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. The forward-looking statements included in this press release are made only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof. Forecasts and estimates regarding TV Ammo’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the proposed transaction and is not a substitute for the Proxy Statement/Prospectus or any other document that True Velocity and/or Breeze Holdings may file with the SEC or send to Breeze Holdings’ or TV Ammo’s stockholders in connection with the proposed transaction. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

True Velocity

Pat Hogan

Executive Vice President of Corporate Communications

(770) 500-0279

press@tvammo.com

Breeze Holdings Acquisition Corp.

Investor Relations

Cody Slach and Cody Cree

Gateway Group

BREZ@gateway-grp.com

(949) 574-3860